Exhibit 10.1

AGREEMENT

This AGREEMENT (this “Agreement”) is entered into as of June 10, 2011, by and between Great Lakes Aviation, Ltd., an Iowa corporation, with its principal place of business at 1022 Airport Parkway, Cheyenne, Wyoming 82001 (“Great Lakes”) and Raytheon Aircraft Credit Corporation, a Kansas corporation, with its principal place of business at 8300 E. Thorn Drive, Suite 100, Wichita, Kansas 67226 (“RACC”).

WHEREAS, Great Lakes and RACC are parties to twenty-five (25) separate Amended and Restated Promissory Notes or Second Amended and Restated Promissory Notes, each of which is dated March 23, 2007 (each a “Promissory Note” and collectively, the “Promissory Notes”) and twenty-five (25) separate Security Agreements or Amended and Restated Security Agreements, each of which is dated as of December 31, 2002, as each of which was amended by a First Amendment dated as of March 23, 2007, and the most recent supplement to which is dated May 1, 2008 (each originally executed and as amended, restated or supplemented and currently in effect, a “Security Agreement” and collectively, the “Security Agreements”), and pursuant to which RACC is currently financing Great Lakes’ purchase of twenty-five (25) used Beech 1900D Airliners that have the following manufacturer’s serial numbers: UE-100, UE-122, UE-153, UE-154, UE-169, UE-170, UE-184, UE-192, UE-195, UE-201, UE-202, UE-208, UE-210, UE-211, UE-219, UE-220, UE-240, UE-245, UE-247, UE-251, UE-253, UE-254, UE-255, UE-257 and UE-261 (the Promissory Notes and Security Agreements are hereinafter sometimes referred to collectively as the “Finance Documents”);

WHEREAS, the Promissory Notes require Great Lakes to pay in full the entire remaining balance of principal and interest due under each Promissory Note (the “Balloon Payments”) on June 30, 2011 (the “Balloon Payment Date”) and, as of the date of this Agreement, Great Lakes has disclosed and acknowledges that it is unable to timely and fully pay the Balloon Payments to RACC as required under the Promissory Notes;

WHEREAS, Great Lakes has requested that RACC agree to extend the Balloon Payment Date from June 30, 2011 to August 31, 2011; and

WHEREAS, on and subject to the terms and conditions provided in this Agreement, RACC is willing to agree to so extend the Balloon Payment Date,

NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and fully intending to be legally bound by this Agreement, the parties hereto agree as follows:

1. Extension of Balloon Payment Date; Extension Fee.

(a) On the terms and conditions provided in this Agreement, the parties hereto hereby agree that Balloon Payment Date is extended from June 30, 2011 to August 31, 2011. Great Lakes irrevocably and unconditionally agrees to make payments of $25,500 on each Promissory Note on or before each of June 30, 2011, July 30, 2011 and August 30, 2011 and to pay any and all amounts outstanding and unpaid, including, without limitation, all principal and accrued interest, on each Promissory Note on or before August 31, 2011. The modification to each of the Promissory Notes agreed to under this Agreement shall be reflected in an Amendment to Amended and Restated Promissory Note or Second Amended and Restated Promissory Note (as the case may be) to each Promissory Note dated the date hereof and shall be in the form attached to this Agreement as Exhibit A. For the avoidance of any possible doubt, the payment and performance by Great Lakes of each and all of its obligations under and in connection with, among other things, the Promissory Notes, as amended by the Amendment to Amended and Restated Promissory Note or Amendment to Second Amended and Restated Promissory Note (as the case may be) provided for under this Agreement, are, and continue to be, secured by each Security Agreement, and each Promissory Note, as so amended, is and constitutes a “Transaction Document”, as that term is defined in the Amended and Restated Restructuring Agreement dated as of March 9, 2007 by and between Great Lakes and RACC. To memorialize that understanding, the parties hereto on the date hereof are entering into a Second Amendment to the Security Agreements, which shall be in the form attached to this Agreement as Exhibit B.

(b) Great Lakes agrees to pay to RACC, on the date hereof, an extension fee in the amount of One Hundred Thousand Dollars ($100,000), which shall be fully earned when paid and not refundable, and which is in addition to paying RACC’s reasonable costs and expenses as hereinafter provided.

2. Continued Effectiveness of Finance Documents; No Waiver; Etc.

(a) Except as expressly modified by this Agreement, the parties hereby confirm and ratify each of the other terms and conditions of the Finance Documents, and agree that all of the provisions of each Finance Document remains in full force and effect and Great Lakes hereby confirms and ratifies each of its obligations under the Finance Documents. The parties also agree that, in addition to any other Event of Default (as defined in the relevant document), any breach of any provision of this Agreement shall constitute an immediate Event of Default under each of the Finance Documents, the Leases (as hereinafter defined) and the Senior Note Documents (as hereinafter defined, and, collectively with the Finance Documents and the Leases, the “GLUX/RACC Documents”).

(b) Great Lakes hereby acknowledges and agrees that except as expressly provided herein, the GLUX/RACC Documents remain in full force and effect and that, if it defaults in any of its obligations to RACC, RACC is fully entitled to exercise any or all of its rights and remedies as provided in, and in accordance with the provisions of, the GLUX/RACC Documents.

(c) Great Lakes hereby acknowledges and agrees that RACC’s agreement to extend the Balloon Payment Date in this Agreement does not constitute a waiver or forgiveness of any obligation and that, in granting the single extension provided herein, RACC is not agreeing to, or suggesting in any way, that there will or might be any further extension, accommodation or any waiver of any right or remedy in any of the GLUX/RACC Documents and Great Lakes acknowledges and agrees that it will not assume or rely upon the possibility or prospect of any possible future extension or accommodation by RACC.

3. No Impact on Other Agreements. The parties hereto hereby agree as follows:

(a) Leases. Great Lakes currently is leasing seven (7) used Beech 1900D Airliners under seven (7) separate Operating Leases (the “Leases”), each of which is identified on

Exhibit C, which is attached to this Agreement. As contemplated by the Leases, on or about May 4, 2011 RACC gave Great Lakes a Notice of Termination for each Lease, which provides the date of termination for each Lease. Great Lakes acknowledges its receipt of, and the correctness in all respects and effectiveness of, such Notices of Terminations and hereby confirms and ratifies each of its obligations under the Leases. Except for such confirmation and ratification and the provisions of Sections 2 and 4 of this Agreement, this Agreement does not affect the Leases in any way, all of which shall remain in full force and effect, subject, however, to the above-described Notices of Termination.

(b) Senior Note. Great Lakes currently is obligated to RACC under a Senior Note dated March 23, 2007 (the “Senior Note”) that is secured by four (4) Aircraft Security Agreements, (the “Embraer Security Agreements” and, collectively with the Senior Note, the “Senior Note Documents”), each of which relates to an Embraer Model EMB-120ER aircraft. Great Lakes acknowledges its obligations under the Senior Note Documents and hereby confirms and ratifies each of its obligations under the Senior Note Documents. Except for such confirmation and ratification and the provisions of Sections 2 and 4 of this Agreement, this Agreement does not affect the Senior Note Documents in any way, each of which shall remain in full force and effect.

4. Other Agreements and General Provisions.

4.1 Information To Be Provided; Co-operation; Etc. Great Lakes agrees to continue to make business and financial information available to RACC on a timely basis, consistent with the reports and information provided previously by Great Lakes to RACC. Great Lakes also agrees to advise RACC as soon as practicable regarding any business or financial development that Great Lakes reasonably believes is material to its operations or its refinancing efforts. In addition, Great Lakes agrees to reasonably co-operate with any actual or potential transferee of any or all of RACC’s rights or interests in Great Lakes, including, without limitation, under or in connection with the GLUX/RACC Documents.

4.2 Documentation and Filings; Costs; Etc. To the extent that RACC, in its sole discretion, determines that this Agreement or any provision hereof or for any other reason, or in connection with any transfer of any of RACC’s rights or interests in Great Lakes, including, without limitation, under or in connection with the GLUX/RACC Documents, requires or makes appropriate additional documentation or filings with any state, federal or international authority or registry, including, without limitation, the Cape Town International Registry, RACC is authorized to do so on its own behalf and, as may be reasonably necessary in RACC’s sole discretion, on behalf of Great Lakes and Great Lakes hereby consents to any and all such filings. Notwithstanding the right of RACC to effect any or all such filings without Great Lakes’ participation, Great Lakes agrees to cooperate with RACC in preparing and effecting any filings. In addition, by not later than the fifth (5th) business day after the date hereof, Great Lakes shall file with the Securities and Exchange Commission a post-effective amendment to its registration statement on Form S-1 (File No. 333-159256), as contemplated by a letter dated April 1, 2011 from Great Lakes’ counsel to RACC’s counsel. All of RACC’s reasonable costs and expenses for preparing this Agreement, any filings or other matters involving this Agreement shall be paid by Great Lakes on the date hereof or, if later invoiced, not later than five (5) days after Great Lakes’ initial receipt thereof.

4.3 Pratt and Whitney Matters. Great Lakes agrees to continue to maintain in effect and comply in all material respects with the terms of its TCP Fleet Maintenance Program with Pratt & Whitney Canada Corp. (“Pratt & Whitney”) pursuant to that certain Amended and

Restated Term Cost Plan TCP # 03-1907 dated July 19, 2006 between Great Lakes and Pratt & Whitney (as amended and in effect from time to time, the “FMP Agreement”). Without in any way limiting the generality of the foregoing, Great Lakes agrees that by not later than June 30, 2011 it shall have met and satisfied all of its obligations to Pratt & Whitney, whether under the FMP Agreement or otherwise. Great Lakes further confirms its agreement that it shall not make any amendments or modifications to the FMP Agreement without RACC’s prior written consent.

4.4 Governing Law, Jurisdiction and Venue and Informed Choice. THIS AGREEMENT WAS MADE AND ENTERED INTO IN THE STATE OF KANSAS AND THE LAW GOVERNING THIS TRANSACTION SHALL BE THAT OF THE STATE OF KANSAS AS IT MAY FROM TIME TO TIME EXIST. THE LAWS OF THE STATE OF KANSAS SHALL APPLY TO ANY AND ALL MATTERS ARISING FROM OR RELATED TO THIS AGREEMENT. THE PARTIES AGREE THAT ANY LEGAL PROCEEDING BASED UPON THE PROVISIONS OF THIS AGREEMENT SHALL BE BROUGHT EXCLUSIVELY IN EITHER THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF KANSAS AT WICHITA, KANSAS OR IN THE EIGHTEENTH JUDICIAL DISTRICT COURT OF SEDGWICK COUNTY, KANSAS TO THE EXCLUSION OF ALL OTHER COURTS AND TRIBUNALS. NOTWITHSTANDING THE ABOVE, RACC, AT ITS SOLE OPTION, MAY INSTITUTE A LEGAL PROCEEDING IN ANY JURISDICTION AS MAY BE APPROPRIATE IN ORDER FOR RACC TO OBTAIN POSSESSION OF ANY PROPERTY OR ASSETS IN WHICH RACC HAS, OR MAY CLAIM, ANY RIGHT OR INTEREST INVOLVING OR RELATED TO GREAT LAKES. THE PARTIES CONSENT AND AGREE TO BE SUBJECT TO THE JURISDICTION OF THE AFORESAID COURTS IN SUCH PROCEEDING. EACH PARTY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT, THE FINANCE DOCUMENTS, THE LEASES, THE SENIOR LOAN DOCUMENTS OR ANY OTHER DOCUMENT RELATED THERETO. EACH PARTY WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH APPLICABLE STATE.

4.5 WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT WAIVES TRIAL BY JURY IN ANY ACTION ARISING OUT OF, CONCERNING OR OTHERWISE INVOLVING THIS AGREEMENT.

4.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Great Lakes and RACC and their respective successors and assigns, provided that RACC, but not Great Lakes, may transfer or assign any or all of its rights, interests, duties or obligations hereunder or under any of the GLUX/RACC Documents and, in connection with any such transfer or assignment, Great Lakes hereby consents to such transfers and memorializing such transfers by filings as contemplated by Section 4.2 of this Agreement

4.7 Counterparts; Execution. This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one and the same agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed signature page to this Agreement by emailed PDF file or facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

4.8 Amendment. No provision or term of this Agreement may be amended, modified, revoked, supplemented, waived or otherwise changed except by a written instrument duly executed by Great Lakes and RACC and expressly designated as an amendment, supplement or waiver.

4.9 Severability. If any provision in this Agreement shall be held invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be impaired thereby, nor shall the validity, legality or enforceability of any such defective provision be in any way affected or impaired in any other jurisdiction.

4.10 Waiver and Release of Claims and Defenses.

(a) Great Lakes hereby acknowledges, agrees and affirms that neither it nor any affiliate possesses any claims, defenses, offsets, recoupment, or counterclaims of any kind or nature against RACC or its affiliates or with respect to any of the GLUX/RACC Documents or this Agreement or the enforcement thereof (collectively, the “Claims”), nor do Great Lakes or its affiliates now have knowledge of any facts that would or might give rise to any Claims. If facts now exist that would or could give rise to any Claim against RACC or any of its affiliates or with respect to any of the GLUX/RACC Documents or this Agreement, or the enforcement thereof, Great Lakes, on its own behalf and on behalf of its affiliates, hereby unconditionally, irrevocably, and unequivocally waives and fully releases any and all such Claims as if such Claims were the subject of a lawsuit, adjudicated to final judgment from which no appeal could be taken, and therein dismissed with prejudice. In no event shall RACC or its affiliates be liable to Great Lakes or its affiliates, and Great Lakes, on its own behalf and on behalf of its affiliates, hereby waives, releases and agrees not to sue for any special, indirect, punitive, exemplary, or consequential damages suffered by Great Lakes or its affiliates in connection with, or arising out of, or in any way related to any of the GLUX/RACC Documents or this Agreement, including without limitation lost profits, whatever the nature of a breach by RACC or its affiliates of any of their obligations under any of the GLUX/RACC Documents or this Agreement, and Great Lakes and RACC, each on its own behalf and on behalf of its affiliates, hereby waives all claims for special, indirect, punitive, exemplary, or consequential damages.

(b) Great Lakes, on its own behalf and on behalf of its affiliates hereby agrees, represents and warrants to RACC and its affiliates that Great Lakes for its own behalf and on behalf of its affiliates realizes and acknowledges that factual matters now unknown may have given or may hereafter give rise to causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which are presently unknown, unanticipated and unsuspected, and Great Lakes, on its own behalf and on behalf of its affiliates, further agrees, represents and warrants that the release provided hereunder has been negotiated and agreed upon in light of that realization and that Great Lakes, on its own behalf and on behalf of its affiliates, nevertheless hereby intends to, and does, release, discharge and acquit RACC and its affiliates from any such unknown causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which are in any manner set forth in or related to any of the GLUX/RACC Documents or this Agreement and all dealings in connection therewith.

4.11 Acknowledgment. By its execution of this Agreement, Great Lakes hereby ratifies and confirms in all respects all of its obligations to RACC under or in connection with each of the GLUX/RACC Documents and agrees that they remain in full force and effect (subject to the terms hereof) and no defenses exist to RACC’s enforcement thereof. Great Lakes acknowledges and agrees that nothing contained herein shall constitute a waiver of any default or Event of Default (as defined in any of the GLUX/RACC Documents) that exists or might occur under any of the GLUX/RACC Documents or the payment of any amount or the satisfaction of any obligation except as, and to the extent, expressly so provided herein.

4.12 Time of the Essence. The parties hereto agree that for all purposes under any of the GLUX/RACC Documents or this Agreement that time is of the essence for the performance and the accomplishment of each obligation under any of the foregoing.

4.13 Disclosure of this Agreement. Each party agrees that the other party and/or its respective affiliates may disclose this Agreement as may be required under applicable securities laws and as the disclosing party may otherwise, in the exercise of its commercially reasonable judgment, determine to be necessary or appropriate for proper commercial purposes.

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement under seal as of the date first set forth above.

GREAT LAKES:	GREAT LAKES AVIATION, LTD.

	By:	/s/ Michael O. Matthews
Name: Michael O. Matthews
Title: Chief Financial Officer

RACC:	RAYTHEON AIRCRAFT CREDIT CORPORATION

	By:	/s/ David A. Williams
David A. Williams,
Vice President — General Counsel

Exhibit A

Form of Amendment to [Second] Amended and Restated Promissory Note

Model: Beechcraft 1900D Airliner

Manufacturer’s Serial No.:     -

Aircraft Registration No.: N

AMENDMENT TO

[SECOND] AMENDED AND RESTATED PROMISSORY NOTE

Effective this 10th day of June, 2011, this Amendment to the [Second] Amended and Restated Promissory Note (“Amendment”) is made and entered into by and between RAYTHEON AIRCRAFT CREDIT CORPORATION (hereinafter “RACC”) and GREAT LAKES AVIATION, LTD. (hereinafter “Debtor”).

WHEREAS, on or about March 23, 2007, the parties entered into that certain [Second] Amended and Restated Promissory Note pertaining to the above-identified Aircraft (as amended and currently in effect, the “Promissory Note”), to which was attached a Schedule 1, Aircraft Note Payment and Amortization Schedule, containing a payment schedule as provided in Section 3 of the Promissory Note;

WHEREAS, the parties have reached an agreement to amend Section 3 of the Promissory Note and, in some respects, the related Payment Schedule and to extend from June 30, 2011 to August 31, 2011 the date by which Debtor agrees to pay in full all amounts due under the Promissory Note; and

WHEREAS, the parties desire to enter into this Amendment in order to memorialize their agreement,

NOW, THEREFORE, for and in consideration of the mutual promises, covenants and agreements set forth herein and in the Promissory Note, the sufficiency and receipt of which are hereby acknowledged, the parties agree as follows:

1.	Capitalized Terms: Unless otherwise defined herein, the capitalized terms as used in this Amendment shall have the meanings ascribed to them in the Promissory Note.

2.	Amendment to Section 3: Section 3 of the Promissory Note is hereby amended to read as follows:

3. Payment Schedule: Payment of the principal balance together with accrued interest shall be made in monthly installments payable in arrears, until August 31, 2011 when Debtor shall pay all unpaid amounts in full. The first installment payment shall be due and payable to RACC on March 30, 2007. Each subsequent installment payment shall be due and payable to RACC on the 30th day of each month thereafter, until August 31, 2011, on which date the entire remaining balance of principal, interest and any and all other amounts outstanding and unpaid under or in respect of the Promissory Note shall be due and payable in full. The amount of each installment payment due on or after the date of this Amendment will be as set forth on Schedule 1 hereto. Notwithstanding the foregoing, in the event of loss, theft, confiscation or substantial damage to the Aircraft, Debtor shall pay all amounts owing under this Promissory Note within thirty (30) days following demand by RACC.

3.

Amendment to Schedule 1 to Promissory Note: Schedule 1 to the Promissory Note, entitled Aircraft Note Payment and Amortization Schedule, is hereby amended by deleting the last payment, or 52nd payment, thereon and inserting in lieu thereof the three (3) payments contained on Exhibit A, which is attached to this Amendment.

4.	Ratification: Except as specifically provided herein, each party hereby ratifies the other terms and conditions of the Promissory Note, including all prior amendments thereto, and Debtor hereby confirms and ratifies each of its obligations under the Promissory Note as modified by this Amendment.

5.	Miscellaneous: This Amendment, the Promissory Note and related security, collateral and other executed agreements between RACC and Debtor contain the entire agreement of the parties with respect to the subject matter hereof. There are no oral understandings, agreements, representations or warranties between the parties that are not expressly set forth in this Amendment and the Promissory Note or the other documents executed by and between RACC and Debtor. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single document. Delivery of an executed signature page to this Amendment by emailed PDF file or facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment. RACC, but not the Debtor, may transfer or assign any or all of its rights under the Promissory Note and this Amendment. Time is of the essence for all purposes of the Promissory Note and this Amendment, including, without limitation, for the performance and the accomplishment of each of Debtor’s obligations.

IN WITNESS OF THE FOREGOING, the parties have caused their duly authorized officers to execute and deliver this Amendment under seal effective as of the date first written above.

RAYTHEON AIRCRAFT CREDIT CORPORATION		GREAT LAKES AVIATION, LTD.

By:		By:
	David A. Williams		Michael Matthews
	Vice President – General Counsel		Chief Financial Officer

	“RACC”		“Debtor”

Exhibit A, Amending Schedule 1

Payment #	Date	Payment	Interest	Principal	Balance

52	06/30/11	25,500	7,698.64	17,801.36	1,306,696.38

53	07/30/11	25,500	7,595.17	17,904.83	1,288,791.55

54	08/30/11	25,500	7,491.10	18,008.90	1,270,782.65

Exhibit B

SECOND AMENDMENT TO SECURITY AGREEMENTS

This SECOND AMENDMENT TO SECURITY AGREEMENTS is made and entered into this 10th day of June, 2011 (the “Second Amendment”), by and between Raytheon Aircraft Credit Corporation (the “Secured Party”) and Great Lakes Aviation, Ltd. (the “Debtor”).

WITNESSETH:

WHEREAS, Debtor and Secured Party have entered into an Agreement dated as of the date hereof (the “2011 Agreement”), to extend the final payment date of each of the twenty-five (25) separate Amended and Restated Promissory Notes or Second Amended and Restated Promissory Notes, each of which is dated March 23, 2007, issued by Debtor to Secured Party (each a “Promissory Note” and collectively, the “Promissory Notes”) in connection with that certain Amended and Restated Restructuring Agreement dated as of March 9, 2007 (the “2007 Restructuring Agreement”);

WHEREAS, in connection with the 2007 Restructuring Agreement and to further secure the Promissory Notes, Debtor provided Secured Party with twenty-five (25) separate First Amendments, dated as of March 23, 2007, to twenty-five (25) Security Agreements or Amended and Restated Security Agreements, each of which is dated as of December 31, 2002, all as further described in Exhibit A attached hereto (collectively the “Original Security Agreements”);

WHEREAS, in addition to the Original Security Agreements, Debtor and Secured Party entered into that Security Agreement dated as of May 1, 2008, as recorded by the Federal Aviation Administration (“FAA”) on June 12, 2008 as Conveyance No. LA000196; and as supplemented by that certain Security Agreement Supplement No. 1 dated May 27, 2009, between Debtor and Secured Party, recorded by the FAA on June 10, 2009 as Conveyance No. SF002448, and supplemented by that certain Security Agreement Supplement No. 2 dated January 27, 2010, between Debtor and Secured Party, recorded by the FAA on February 23, 2010 as Conveyance No. MS003073, and supplemented by that certain Security Agreement Supplement No. 3 dated April 15, 2010, between Debtor and Secured Party, recorded by the FAA on May 4, 2010 as Conveyance No. MC006524, and supplemented by that certain Security Agreement Supplement No. 4 dated October 27, 2010, between Debtor and Secured Party, recorded by the FAA on November 22, 2010 as Conveyance No. WH002898, and further supplemented by that certain Security Agreement Supplement No. 5 dated April 25, 2011, between Debtor and Secured Party, recorded by the FAA on                      as Conveyance No.                      (collectively the “2008 Security Agreement” and the Original Security Agreements and the 2008 Security Agreement are hereinafter referred to as the “Security Agreements”);

WHEREAS, Debtor has amended the Promissory Notes by executing twenty-five (25) separate Amendments to the Amended and Restated Promissory Notes or Amendments to Second Amended and Restated Promissory Notes, each of which is dated on the date hereof, to amend the Promissory Notes (as so amended, the “Amended Promissory Notes”) to reflect new installment payments and a modified final due date, all as provided in the 2011 Agreement; and

WHEREAS, Debtor and Secured Party wish to execute this Second Amendment to reflect that i) the references in the Security Agreements to the “Restructuring Agreement” are to the 2007 Restructuring Agreement and the 2011 Agreement, ii) the references in the Security Agreements to the “Promissory Note” are to the Amended Promissory Notes and iii) the Original Security Agreements and the 2008 Security Agreement continue to secure all of the obligations of Debtor to Secured Party.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, receipt of which is hereby acknowledged, Debtor and Secured Party hereby agree as follows:

1. Unless otherwise defined herein, the capitalized terms as used in this Second Amendment shall have the meaning assigned to them in the Security Agreements.

2. The definition of the Promissory Note in the Security Agreements is hereby amended to mean the Amended Promissory Notes, as they may be further amended, modified, extended or amended and restated and in effect from time to time.

3. The definition of the “Restructuring Agreement” in the Security Agreements is hereby amended to mean the 2007 Restructuring Agreement and the 2011 Agreement, as they may be amended, modified, extended or amended and restated and in effect from time to time.

4. Regarding the Cape Town Treaty, (a) Debtor shall establish a valid and existing account with the International Registry, appoint an Administrator and/or a Professional User acceptable to Secured Party to make registration in regards to the Collateral and Additional Collateral identified in the Security Agreements as may be requested by Secured Party, and (b) Secured Party and Debtor shall register a first priority Prospective International Interest in connection with the Collateral and Additional Collateral identified in each of the Security Agreements in Exhibit A as may be requested by Secured Party which shall be perfected and searchable in the International Registry to the satisfaction of Secured Party.

5. Secured Party may transfer or assign all or any part of its interest in the Security Agreements, as amended and further supplemented, without the consent of Debtor or any other party. Debtor hereby consents to any and all assignments or sales of, or the granting of participations in this Second Amendment by Secured Party or any assignee of an interest in the Security Agreements. Debtor shall not assign, transfer, encumber or convey any of its interests in the Collateral, Additional Collateral or in the Security Agreements without the prior written consent of Secured Party.

6. Unless amended by the terms and conditions of this Second Amendment, the parties hereby (i) ratify all remaining terms and conditions of the Security Agreements as if the same were restated herein (and without limitation as a precautionary matter hereby regrants a security interest in the Collateral and Additional Collateral subject to the Security Agreements and under the terms of the Security Agreements), and (ii) confirm that the Security Agreements otherwise remain in full force and effect as to any and all collateral subject thereto.

7. GOVERNING LAW AND FORUM SELECTION. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF KANSAS. ANY LEGAL PROCEEDINGS RELATING TO THIS SECOND AMENDMENT SHALL BE BROUGHT IN THE EIGHTEENTH JUDICIAL DISTRICT AT WICHITA, KANSAS, OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF KANSAS AT WICHITA, KANSAS, TO THE EXCLUSION OF ALL OTHER COURTS AND TRIBUNALS. NOTWITHSTANDING THE ABOVE, SECURED PARTY (AT ITS SOLE OPTION) MAY INSTITUTE A LEGAL PROCEEDING IN ANY JURISDICTION AS MAY BE APPROPRIATE IN ORDER FOR SECURED PARTY TO EXERCISE ITS RIGHTS AND REMEDIES UNDER THIS SECOND AMENDMENT. THE PARTIES HEREBY IRREVOCABLY CONSENT AND AGREE TO BE SUBJECT TO THE JURISDICTION OF THE AFORESAID COURTS IN SUCH PROCEEDINGS.

8. This Second Amendment and the other written agreements entered into by the parties hereto constitute the entire agreement by and between the parties with respect to the subject matter hereof. There are no oral understandings, agreements, representations or warranties not expressly set forth in this Second Amendment or the other written agreements between the parties hereto. Neither this Second Amendment nor the Security Agreements shall be changed orally, but only by writing signed by the parties. This Second Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one and the same agreement. In making proof of this Second Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed signature page to this Second Amendment by emailed PDF file or facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Second Amendment.

(The remainder of this page was intentionally left blank.)

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Second Amendment under seal as of the date first set forth above.

GREAT LAKES AVIATION, LTD., Debtor

By:	/s/ Michael Matthews
Name:	Michael Matthews
Title:	Chief Financial Officer

RAYTHEON AIRCRAFT CREDIT CORPORATION, Secured Party

By:	/s/ David A. Williams
Name:	David A. Williams
Title:	Vice President – General Counsel

EXHIBIT “A”

SECURITY AGREEMENTS

Security Agreement UE-100

1) Amended and Restated Security Agreement dated as of December 31, 2002, between Great Lakes Aviation, Ltd, as debtor, and Raytheon Aircraft Credit Corporation (“RACC”), as secured party, recorded by the FAA on March 10, 2003, as Conveyance Number T071645, and amended by the First Amendment to Amended and Restated Security Agreement dated as of March 23, 2007, between Great Lakes Aviation, Ltd., as debtor, and RACC, as secured party, recorded by the FAA on September 19, 2007, as Conveyance Number Q079643.

Security Agreement UE-122

1) Amended and Restated Security Agreement dated as of December 31, 2002, between Great Lakes Aviation, Ltd, as debtor, and RACC, as secured party, recorded by the FAA on February 20, 2003, as Conveyance Number JJ000799, as amended by the First Amendment to Amended and Restated Security Agreement dated as of March 23,2007 between Great Lakes Aviation, Ltd., as debtor, and RACC, as secured party, recorded by the FAA on September 19, 2007, as Conveyance Number PP036045.

Security Agreement UE-153

1) RACC Amended and Restated Security Agreement dated as of December 31, 2002, between Great Lakes Aviation, Ltd, as debtor, and RACC, as secured party, recorded by the FAA on March 10, 2003, as Conveyance Number T071657, as amended by the First Amendment to Amended and Restated Security Agreement dated as of March 23, 2007, between Great Lakes Aviation, Ltd., as debtor, and RACC, as secured party, recorded by the FAA on September 12, 2007, as Conveyance Number FF008509.

Security Agreement UE-154

1) Amended and Restated Security Agreement dated as of December 31, 2002, between Great Lakes Aviation, Ltd, as debtor, and RACC, as secured party, recorded by the FAA on February 20, 2003, as Conveyance Number JJ000800, as amended by the First Amendment to Amended and Restated Security Agreement dated as of March 23, 2007, between Great Lakes Aviation, Ltd., as debtor, and RACC, as secured party, recorded by the FAA on September 19, 2007, as Conveyance Number PP036046.

Security Agreement UE-169

1) Security Agreement dated as of December 31, 2002, between Great Lakes Aviation, Ltd, as debtor, and RACC, as secured party, recorded by the FAA on February 20, 2003, as Conveyance Number JJ000807, as amended by the First Amendment to Security Agreement dated as of March 23, 2007, between Great Lakes Aviation, Ltd., as debtor, and RACC, as secured party, recorded by the FAA on September 19, 2007, as Conveyance Number PP036047.

Security Agreement UE-170

1) Security Agreement dated as of December 31, 2002, between Great Lakes Aviation, Ltd, as debtor, and RACC, as secured party, recorded by the FAA on February 24, 2003, as Conveyance Number QQ026578, as amended by the First Amendment to Security Agreement dated as of March 23, 2007, by Great Lakes Aviation, Ltd., as debtor, and RACC, as secured party, recorded by the FAA on September 18, 2007, as Conveyance Number K043465.

Security Agreement UE-184

1) Amended and Restated Promissory Note dated December 31, 2002 with Great Lakes Aviation, Ltd. RACC, as secured party, recorded by the FAA on February 21, 2003, as Conveyance Number QQ026561, as amended by the First Amendment to Amended and Restated Security Agreement dated as of March 23, 2007, between Great Lakes Aviation, Ltd, as debtor, and RACC, as secured party, recorded by the FAA on September 26, 2007, as Conveyance Number HH045092.

Security Agreement UE-192

1) Amended and Restated Security Agreement dated as of December 31, 2002, between Great Lakes Aviation, Ltd, as debtor, and RACC, as secured party, recorded by the FAA on February 27, 2003, as Conveyance Number T071584, as amended by the First Amendment to Amended and Restated and Restated Security Agreement dated as of March 23, 2007, between Great Lakes Aviation, Ltd., as debtor, and RACC, as secured party, recorded by the FAA on September 21, 2007, as Conveyance Number W008675.

Security Agreement UE-195

1) Amended and Restated Security Agreement dated as of December 31, 2002, between Great Lakes Aviation, Ltd, as debtor, and RACC, as secured party, recorded by the FAA on February 20, 2003, as Conveyance Number QQ026557, as amended by the First Amendment to Amended and Restated Security Agreement dated as of March 23, 2007, between Great Lakes Aviation, Ltd., as debtor, and RACC, as secured party, recorded by the FAA on September 21, 2007, as Conveyance Number W008675.

Security Agreement UE-201

1) Security Agreement dated as of December 31, 2002, between Great Lakes Aviation, Ltd, as debtor, and RACC, as secured party, recorded by the FAA on March 10, 2003, as Conveyance Number T071656, as amended by the First Amendment to Security Agreement dated as of March 23, 2007, between Great Lakes Aviation, Ltd., as debtor, and RACC, as secured party, recorded by the FAA on September 19, 2007, as Conveyance Number PP036048.

Security Agreement UE-202

1) Security Agreement with. dated as of December 31, 2002, between Great Lakes Aviation, Ltd, as debtor, and RACC, as secured party, recorded by the FAA on March 3, 2003, as Conveyance Number T071592, as amended by the First Amendment to Security Agreement dated as of March 23, 2007, between Great Lakes Aviation, Ltd, as debtor, and RACC, as secured party, recorded by the FAA on September 19, 2007, as Conveyance Number PP036058.

Security Agreement UE-208

1) Security Agreement dated as of December 31, 2002, between Great Lakes Aviation, Ltd., as debtor, and RACC, as secured party, recorded by the FAA on March 4, 2003, as Conveyance Number T071604; as amended by the First Amendment to Security Agreement dated as of March 23, 2007, between Great Lakes Aviation, Ltd., as debtor, and RACC, as secured party, recorded by the FAA on September 21, 2007, as Conveyance Number PP036059.

Security Agreement UE-210

1) Security Agreement dated as of December 31, 2002 between Great Lakes Aviation, Ltd., as debtor, and RACC, as secured party, recorded by the FAA on March 3, 2003, as Conveyance Number T071598, as amended by the First Amendment to Security Agreement dated as of March 23, 2007, between Great Lakes Aviation, Ltd., as debtor, and RACC, as secured party, recorded by the FAA on September 19, 2007, as Conveyance Number PP036061.

Security Agreement UE-211

1) Security Agreement dated as of December 31, 2002 between Great Lakes Aviation, Ltd., as debtor, and RACC, as secured party, recorded by the FAA on February 21, 2003, as Conveyance Number JJ000830, as amended by the First Amendment to Security Agreement dated as of March 23, 2007 between Great Lakes Aviation, Ltd., as debtor, and RACC, as secured party, recorded by the FAA on September 21, 2007, as Conveyance Number PP036062.

Security Agreement UE-219

1) Amended and Restated Security Agreement dated as of December 31, 2002, between Great Lakes Aviation, Ltd., as debtor, and RACC, as secured party, recorded by the FAA on February 25, 2003, and assigned Conveyance Number JJ000836, as amended by the First Amendment to Amended and Restated Security Agreement dated as of March 23, 2007, between Great Lakes Aviation, Ltd., as debtor, and RACC, as secured party, recorded by the FAA on September 19, 2007, as Conveyance Number K043466.

Security Agreement UE-220

1) Amended and Restated Security Agreement dated as of December 31, 2002, between Great Lakes Aviation, Ltd., as debtor, and RACC, as secured party, recorded by the FAA on February 25, 2003, as Conveyance Number T071538, as amended by the First Amendment to Amended and Restated Security Agreement dated as of March 23, 2007, between Great Lakes Aviation, Ltd., as debtor, and RACC, as secured party, recorded by the FAA on September 21, 2007, as Conveyance Number PP036060.

Security Agreement UE-240

1) Amended and Restated Security Agreement dated as of December 31, 2002, between Great Lakes Aviation, Ltd., as debtor, and Raytheon Aircraft Credit Corporation (“RACC”), as secured party, recorded by the FAA on February 25, 2003, as Conveyance Number T071540, as amended by the First Amendment to Amended and Restated Security Agreement dated as of March 23, 2007, between Great Lakes Aviation, Ltd., as debtor, and RACC, as secured party, recorded by the FAA on September 21, 2007, as Conveyance Number K043471.

Security Agreement UE-245

1) Amended and Restated Security Agreement dated as of December 31, 2002, between Great Lakes Aviation, Ltd., as debtor, and Raytheon Aircraft Credit Corporation (“RACC”), as secured party, recorded by the FAA on February 26, 2003, as Conveyance Number T071578, as amended by the First Amendment to Amended and Restated Security Agreement dated as of March 23, 2007, between Great Lakes Aviation, Ltd., as debtor, and RACC, as secured party, recorded by the FAA on September 19, 2007, as Conveyance Number K043468.

Security Agreement UE-247

1) Amended and Restated Security Agreement dated as of December 31, 2002, between Great Lakes, as debtor, and RACC, as secured party, recorded by the FAA on February 21, 2003, as Conveyance Number QQ026565, as amended by the First Amendment to Amended and Restated Security Agreement dated as of March 23, 2007, between Great Lakes, as debtor, and RACC, as secured party, recorded by the FAA on September 19, 2007, as Conveyance Number K043469.

Security Agreement UE-251

1) Amended and Restated Security Agreement dated as of December 31, 2002, between Great Lakes, as debtor, and RACC, as secured party, recorded by the FAA on February 27, 2003, as Conveyance Number T071580, as amended by the First Amendment to Amended and Restated Security Agreement dated as of March 23, 2007, between Great Lakes Aviation, Ltd., as debtor, and RACC, as secured party, recorded by the FAA on September 19, 2007, as Conveyance Number K043470.

Security Agreement UE-253

1) Amended and Restated Security Agreement dated as of December 31, 2002, between Great Lakes Aviation, Ltd., as debtor, and RACC, as secured party, recorded by the FAA on February 27, 2003, as Conveyance Number T071582, as amended by the First Amendment to Amended and Restated Security Agreement dated as of March 23, 2007, between Great Lakes Aviation, Ltd., as debtor, and RACC, as secured party, recorded by the FAA on September 19, 2007, as Conveyance Number K043467.

Security Agreement UE-254

1) Security Agreement dated as of December 31, 2002, between Great Lakes Aviation, Ltd., as debtor, and Raytheon Aircraft Credit Corporation (“RACC”), as secured party, recorded by the FAA on February 20, 2003, as Conveyance Number JJ000815, as amended by the First Amendment to Security Agreement dated as of March 23, 2007, between Great Lakes Aviation, Ltd. as debtor, and RACC, as secured party, recorded by the FAA on September 21, 2007, as Conveyance Number K043473.

Security Agreement UE-255

1) Security Agreement dated as of December 31, 2002, between Great Lakes, as debtor, and Raytheon Aircraft Credit Corporation (“RACC”), as secured party, recorded by the FAA on February 20, 2003, as Conveyance Number JJ000823, as amended by the First Amendment to Security Agreement dated as of March 23, 2007, between Great Lakes, as debtor, and RACC, as secured party, recorded by the FAA on September 21, 2007, as Conveyance Number K043472.

Security Agreement UE-257

1) Amended and Restated Security Agreement dated as of December 31, 2002, between Great Lakes Aviation, Ltd., as debtor, and Raytheon Aircraft Credit Corporation (“RACC”), as secured party, recorded by the FAA on February 24, 2003, as Conveyance Number JJ000832, as amended by the First Amendment to Amended and Restated Security Agreement dated as of March 23, 2007, between Great Lakes Aviation, Ltd., as debtor, and RACC, as secured party, recorded by the FAA on September 19, 2007, as Conveyance Number PP036044.

Security Agreement UE-261

1) Amended and Restated Security Agreement dated as of December 31, 2002, between Great Lakes, as debtor, and RACC, as secured party, recorded by the FAA on February 25, 2003, as Conveyance Number JJ000838, as amended by the First Amendment to Amended and Restated Security Agreement dated as of March 23, 2007, between Great Lakes Aviation, Ltd., as debtor, and RACC, as secured party, recorded by the FAA on September 21, 2007, as Conveyance Number K043474.

Exhibit C

Identification of Operating Leases

1.	Used Beech 1900D Airliner Operating Lease Agreement

Pertaining to Aircraft Serial No. UE-173

Dated October 28, 2008

2.	Used Beech 1900D Airliner Operating Lease Agreement

Pertaining to Aircraft Serial No. UE-237

Dated November 24, 2008

3.	Used Beech 1900D Airliner Operating Lease Agreement

Pertaining to Aircraft Serial No. UE-231

Dated December 17, 2008

4.	Used Beech 1900D Airliner Operating Lease Agreement

Pertaining to Aircraft Serial No. UE-218

Dated January 5, 2009

5.	Used Beech 1900D Airliner Operating Lease Agreement

Pertaining to Aircraft Serial No. UE-182

Dated February 2, 2009

6.	Used Beech 1900D Airliner Operating Lease Agreement

Pertaining to Aircraft Serial No. UE-165

Dated April 9, 2009

7.	Used Beech 1900D Airliner Operating Lease Agreement

Pertaining to Aircraft Serial No. UE-178

Dated July 21, 2009

C-1